EXHIBIT 1
                                                                    ---------
                          FORM OF UNDERWRITING AGREEMENT
                          ------------------------------



                              ____________, 199_


  Pacific Telesis Financing ____
  c/o Pacific Telesis Group
  130 Kearny Street
  San Francisco, CA 94108

  Pacific Telesis Group
  130 Kearny Street
  San Francisco, CA 94108


  Ladies and Gentlemen:

     We (the "Manager") are acting on behalf of the underwriters (including ourselves) named in Schedule I hereto (such underwriter or underwriters being herein called the "Underwriters") and we understand that Pacific Telesis Financing ____ (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Section 3801 et seq.) proposes to issue and sell ________ shares of its ____% Trust Originated Preferred Securities (the "Preferred Securities").

     It is understood that substantially contemporaneously with the offering and sale of the Preferred Securities to the Underwriters contemplated hereby, (i) the Trust, its trustees (the "Trustees") and Pacific Telesis Group, a Nevada corporation, the sponsor of the Trust (the "Company") shall take all necessary action to adopt an Amended and Restated Declaration of Trust in substantially the form of the Form of Amended and Restated Declaration of Trust attached as
  Exhibit 4-D-2 to the Registration Statement (as defined herein), (as so amended and restated, the "Declaration") pursuant to which the Trust shall (x) issue and sell the Preferred Securities to the Underwriters pursuant hereto and (y) issue _____ shares of its ____% _____ Common Securities (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities") to the Company, in each case with such rights and obligations as shall be set forth in such Declaration, (ii) the Company and The First National Bank of Chicago, as Trustee, acting pursuant to an indenture dated as of _____________, 1995 shall enter into a supplemental indenture in substantially the form of the Form of Supplemental Indenture attached as
  Exhibit 4-H to the Registration Statement (the "Supplemental Indenture", and the Indenture, as so supplemented, the "Indenture") providing for the issuance of $________ in aggregate principal amount of the Company's Subordinated Deferrable Interest Debentures, due 2025 (the "Debentures"), (iii) the Company shall sell such Debentures to the Trust in conjunction with the consummation of the sale of the Preferred Securities to the Underwriters contemplated hereby and (iv) the Company and The First National Bank of Chicago, as Guarantee Trustee, shall enter into a guarantee agreement in substantially the form of the Form of the Preferred Securities Guarantee attached as Exhibit 4-K to the Registration Statement (the "Guarantee") for the benefit of holders from time to time of the Preferred Securities.

     Subject to the terms and conditions set forth or incorporated by reference herein, the Trust hereby agrees to sell and the Underwriters listed on
  Schedule I hereto agree to purchase, severally and not jointly, the respective number of Preferred Securities set forth opposite their names at a purchase price per share of $______.

     The Preferred Securities will be offered, in part, directly to the public at a price equal to the initial public offering price of $_______ per Preferred Security, and in part to certain securities dealers at such price less a concession of $______ per Preferred Security, provided that such concession for sales of 10,000 or more Preferred Securities to a single purchaser will be $_____ per Preferred Security. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $_____ per Preferred Security to certain brokers and dealers.
     The  Company will  pay as  compensation to  the Underwriters  arranging the

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  investment of the proceeds of the offering of the Preferred  Securities in the
  Debentures, an amount in San Francisco Clearing House (next day) funds of $___ per Preferred Security (or $______ in the aggregate) for the accounts of the several Underwriters; provided that, such compensation for sales of 10,000 or more Preferred Securities to any single purchaser will be $____ per Preferred Security.

     The Underwriters will pay for the Preferred Securities upon delivery thereof at the office of ___________ at _____ a.m. (New York time) on _________, 199_, or at such other time, not later than 5:00 p.m. (New York time) on ____________, 199_, as shall be designated by the Manager. The time and date of such payment and delivery are hereinafter referred to as the "Closing Date".

     The Preferred Securities shall have the terms set forth in the Prospectus dated ____________, 199_, and the Prospectus Supplement dated ____________, 199_, including the following:

  Terms of Preferred Securities

     Aggregate Number of
       Preferred Securities:

     Purchase Price:

     Closing Date:

     Form:

     Distribution, Liquidation     Refer to Exhibit 4-D-2
     and Redemption Provisions:      of the Registration
                                     Statement

     Guarantee Provisions:         Refer to Exhibit 4-K of the
                                     Registration Statement

     Lock-Up Securities:

     Lock-Up Period:


     All provisions contained in the document entitled "Pacific Telesis Financing I, Pacific Telesis Financing II, Pacific Telesis Financing III and Pacific Telesis Group, Trust Originated Preferred Securities ("TOPrS"), Form of Underwriting Agreement Standard Provisions" filed on __________, 1995 as
  Exhibit 1 to the Registration Statement on Form S-3 (No. 33-63647) of the Trust and the Company (the "Registration Statement"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control and (ii) all references in such document to, and all provisions in such document relating to, a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this agreement.

     Please confirm your agreement by having an authorized officer sign a copy of this agreement in the space set forth below and return the signed copy to the undersigned.

     This agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                         Very truly yours,


                                         __________________________________

                                         __________________________________

                                         __________________________________

                                         Acting  severally   on  behalf  of
                                         themselves    and   the    several
                                         Underwriters named herein

                                         By:
                                              _____________________________



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                                         By:
                                             ______________________________
                                             Name:
                                             Title:

  The foregoing Agreement is hereby confirmed and accepted:

  PACIFIC TELESIS FINANCING ___

  By: PACIFIC TELESIS GROUP,
      Sponsor


  By:
      _________________________________
      Name:
      Title:



  PACIFIC TELESIS GROUP


  By
     _______________________________
     Name:
     Title:




















































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
                                   SCHEDULE I
                                   ----------



                                                Number of Shares
                                                ________________
                         Underwriter           of Firm Securities
                         ___________           __________________




               [insert Syndicate List]






                              Total     ________________
























































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
                           PACIFIC TELESIS FINANCING I
                          PACIFIC TELESIS FINANCING II
                          PACIFIC TELESIS FINANCING III
                                       AND
                              PACIFIC TELESIS GROUP

                TRUST ORIGINATED PREFERRED SECURITIES ("TOPrS")*

               FORM OF UNDERWRITING AGREEMENT STANDARD PROVISIONS

  From time to time, each of Pacific Telesis Financing I, Pacific Telesis Financing II and Pacific Telesis Financing III, each a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C.
  Section 3801, et seq.) (the "Trusts" and each individually a "Trust"), and Pacific Telesis Group, a Nevada corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of certain Trust Originated Preferred Securities ("TOPrS") of the Trust (the "Preferred Securities"), to the purchaser or purchasers named therein (the "Underwriters"). The Preferred Securities will be guaranteed by the Company (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), to the extent described in the Prospectus (as defined in Paragraph 2(a)), with respect to distributions and payments upon liquidation, redemption and otherwise. The Preferred Securities and the related Preferred Securities Guarantee are referred to herein as the "Securities". The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (the "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as "this Agreement." Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

  The terms governing the issuance  of Securities shall be as provided  in the
  applicable  Underwriting   Agreement  (with  respect  to  each  Underwriting
  Agreement, the "Underwritten Securities").

  1. ISSUANCE OF UNDERWRITTEN SECURITIES. Sales of the Underwritten Securities may be made from time to time by the Company and the Trust to the Underwriters of the Underwritten Securities. The firm or firms designated as the representative or representatives, as the case may be, of the Underwriters of the Underwritten Securities in the Underwriting Agreement relating thereto will act as the representative or representatives (the "Representative"). The obligation of the Company and the Trust to issue and sell any of the Underwritten Securities and the obligation of any Underwriters to purchase any of the Underwritten Securities shall be evidenced by the Underwriting Agreement with respect to the Underwritten Securities specified therein. Each Underwriting Agreement shall specify the aggregate principal amount of the Underwritten Securities, the public offering price of the Underwritten Securities, the purchase price to the Underwriters of the Underwritten Securities, the names of the Underwriters of the Underwritten Securities, the name of the Representative of such Underwriters and the principal amount of the Underwritten Securities to be purchased by each Underwriter, and shall set forth the date, time and manner of delivery of the Underwritten Securities and payment therefor. The Underwriting Agreement shall also specify (to the extent not set forth in the Registration Statement (as defined in Paragraph 2(a)) or the Prospectus the general terms of the Underwritten Securities. The Underwriting Agreement may also specify other matters and provisions regarding the Underwritten Securities and the sale thereof. An Underwriting Agreement shall be in writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications, facsimile, or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under each Underwriting Agreement shall be several and not joint.

     The Company and the Trust shall not be obligated to deliver any Underwritten Securities except upon payment for all Underwritten Securities to be purchased pursuant to this Agreement as hereinafter provided.


  ____________________

  * "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co., Inc.

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     The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities ( the "Common Securities"), as guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and together with the Preferred Securities Guarantee, the "Guarantees")
  pursuant  to   the  Common  Securities  Guarantee   Agreement  (the  "Common
  Securities Guarantee Agreement," and together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements") and will be used by the Trust to purchase the Company's Subordinated Deferrable Interest Debentures due 2025 (the "Debentures") as set forth in the Prospectus.

     The Preferred Securities and the Common Securities will be issued pursuant to the Trust's Amended and Restated Declaration of Trust (the "Declaration"). The Debentures will be issued pursuant to an indenture (the "Base Indenture") between the Company and the Indenture Trustee (as defined below) and a supplement to the Base Indenture (the "Supplemental Indenture" and together with the Base Indenture and any amendments or supplements thereto, the "Indenture").

  2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE TRUST. Each of the Company and the Trust jointly and severally represents and warrants to, and agrees with, the several Underwriters that:

     (a) A registration statement on Form S-3 including a basic prospectus with respect to the Preferred Securities, the Preferred Securities Guarantee and the Debentures has been prepared by the Company and the Trust in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the
     "Rules  and Regulations") and has  become effective.   The Commission has
     not issued any order preventing or suspending the use of the Prospectus in connection with the offering or sale of the Underwritten Securities. As used in this Agreement, (i) "Registration Statement" means that registration statement described above, as amended to the date hereof; and (ii) "Prospectus" means the basic prospectus (including all documents
     incorporated  therein   by  reference)   included  in  the   Registration
     Statement,   together  with  any   prospectus  amendment   or  supplement
     (including in each case all documents incorporated therein by reference) specifically relating to the Underwritten Securities, as filed with, or mailed for filing to, the Commission pursuant to Rule 424 or Rule 430A of the Rules and Regulations and all documents that constitute a final prospectus under Rule 434 of the Rules and Regulations.

     (b) The Registration Statement and the Prospectus contain, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will contain at all times during the period specified in Paragraph 5(c) hereof, all statements which are required by the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission under such Acts; the Declaration, the Indenture, and the Preferred Securities Guarantee, including any amendments and supplements thereto, pursuant to which the Underwritten
     Securities   will  be  issued,  conformed,  on  the  date  on  which  the
     Registration Statement originally became effective, with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder, and the Registration Statement and the Prospectus do not, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will not, at any time during the period specified in Paragraph 5(c) hereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that neither the Company nor the Trust make any representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance and based upon and in conformity with information furnished in writing to the Company or the Trust through the Representative by or on behalf of any Underwriter specifically for inclusion therein, or as to any statements in or omissions from that part
     of  the  Registration  Statement   that  constitutes  the  Statements  of
     Eligibility and Qualification on Form T-1 (the "Forms T-1") under the Trust Indenture Act of The First National Bank of Chicago as trustee (the "Indenture Trustee") under the Indenture, as property trustee (the

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     "Property  Trustee") under  the  Declaration and  as trustee  ("Guarantee
     Trustee") under the Guarantees.
     (c) The Company is not in violation of its corporate charter or bylaws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company; the Trust is not in violation of its declaration of trust or in default under any agreement, indenture or instrument, the effect of which violation would be material to the Trust; the execution and delivery by the Company and the Trust and performance by the Company and the Trust of their obligations under this Agreement and compliance by the Company with the provisions of the Underwritten Securities, the Declaration, the Indenture and the Guarantees and the issuance and delivery by the Trust of the Preferred Securities will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or the Trust pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of the corporate charter or bylaws of the Company or the declaration of trust of the Trust or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or the Trust the effect of which conflict, lien, charge, encumbrance, default or violation would be material to the Company or the Trust and, except as required by the Act, the Trust Indenture Act, the Exchange Act
     and   applicable  state   or   foreign  securities   laws,  no   consent,
     authorization  or order of, or filing  or registration with, any court or
     governmental  agency   is  required  for  the   execution,  delivery  and
     performance of this Agreement, the Declaration, the Indenture and the Guarantees by the Company and the Trust.

     (d) Except as described in or contemplated by the Prospectus, as of the date hereof, there has not been any material adverse change in, or
     any  adverse   development  which   materially  affects,   the  business,
     properties, financial condition, results of operations or prospects of the Company, and its subsidiaries taken as a whole, since the dates as of which information is given in the Prospectus.

     (e)          The  Company  has  the  corporate  power  and  authority   to
     execute, deliver and perform its obligations under this Agreement, the Declaration, the Indenture and the Guarantees; and this Agreement has
     been duly authorized,  executed and delivered by the Company.   The Trust
     has the business trust power and authority to execute, deliver and perform its obligations under this Agreement; and this Agreement has been duly authorized, executed and delivered by the Trust.

     (f)          The  Preferred   Securities  to  be   issued  will  be   duly
     authorized  by the Declaration and,  when issued, will  be validly issued
     and   (subject  to  the  terms   of  the  Declaration)   fully  paid  and
     nonassessable undivided beneficial interests in the assets of the Trust, not subject to any preemptive or similar rights, and will conform to all
     statements relating  thereto contained  in the  Prospectus.   Holders  of
     Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law.

     (g) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Delivery Date all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     (h) The Declaration and the Guarantees have been duly authorized by the Company and, as of the Delivery Date, will have been duly executed and delivered by the Company. Assuming due authorization, execution and delivery of the Declaration by the Trustees, the Declaration will, as of the Delivery Date, be a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and at the Delivery Date, the

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     Declaration  will have been duly qualified under the Trust Indenture Act.
     As of the Delivery Date, the Guarantees will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and of general principles of equity and at the Delivery Date, the Preferred Securities Guarantee Agreement will have been duly qualified under the Trust Indenture Act.

     (i)          The  Indenture  will  be  duly  qualified  under  the   Trust
     Indenture Act and, assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee and upon execution and delivery by the Company, will be enforceable against the Company in accordance with
     its   terms,   subject  to   the   effect   of  bankruptcy,   insolvency,
     reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and of general principles of equity.

     (j) The Debentures to be deposited in the Trust as trust assets have been duly and validly authorized, and assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Trust against payment therefore as described in the Prospectus will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and of general principles of equity.

     (k) The Company has been duly incorporated, is validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership of property or the conduct of its business requires such qualification (except where the failure so to qualify would not have a material adverse effect upon the Company), and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged.

     (l) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the business trust power and authority to conduct its business as presently conducted and as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Preferred Securities, the Common Securities and the Declaration and the Trust is duly qualified to transact business as a foreign company and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is and will be treated as a "grantor trust" for Federal income tax purposes under existing law; and the Trust will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

     (m) Except as described in or contemplated by statements in the Prospectus, there is no litigation or governmental proceeding pending or to the knowledge of the Company, threatened against the Company or the Trust which is likely to result in any material adverse change in the financial condition, results of operations, business or prospects of the Company or the Trust or which is required to be disclosed in the Registration Statement.

     (n) The financial statements filed as part of the Registration Statement or included in the Prospectus present, or (in the case of any
     amendment  or  supplement   to  any  such   document,  or  any   material
     incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present fairly, at all times during the period specified in paragraph 5(c) hereof, the financial condition and results of operations of the Company on a consolidated basis, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 5(c) hereof, prepared in conformity with generally accepted accounting principles.


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     (o)          The  documents incorporated by  reference into the Prospectus have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 5(c) hereof, prepared by the Company in conformity with the applicable requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 5(c) hereof, timely filed as required thereby.

     (p) Neither the Company nor the Trust is, or will be, and neither the Company nor the Trust is directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

     (q) Each of the Company and the Trust has complied with all provisions of Section 517.075 Florida Statutes (Chapter 92-198, Laws of Florida), an act relating to disclosure of doing business with Cuba.

  3. DEFAULT BY UNDERWRITERS. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining nondefaulting Underwriters shall be obligated to purchase the Underwritten Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Underwritten Securities set forth in the Underwriting Agreement to be purchased by each remaining nondefaulting Underwriter set forth therein bears to the aggregate principal amount of Underwritten Securities set forth therein to be purchased by all the remaining nondefaulting Underwriters; provided that the remaining nondefaulting Underwriters shall not be obligated hereby to purchase any Underwritten Securities if the aggregate principal amount of Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the total principal amount of Underwritten Securities, and any remaining nondefaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Underwritten Securities set forth in the Underwriting Agreement to be purchased by it. If the foregoing maximums are exceeded, the remaining nondefaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Underwritten Securities. If the foregoing maximums are exceeded and the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any nondefaulting Underwriter or the Company.

  Nothing contained in this Paragraph 3 shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If the remaining Underwriters or other underwriters satisfactory to the Representative are obligated or agree to purchase the Underwritten Securities of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of the Company or the Representative may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

  4. DELIVERY OF UNDERWRITTEN SECURITIES. Delivery of and payment for the Underwritten Securities shall be made at such address, date and time as may be specified in the Underwriting Agreement. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Trust shall deliver the Underwritten Securities to The Depository Trust Company ("DTC") for the account of each Underwriter against payment to or upon the order of the Trust of the purchase price by certified or official bank check or checks payable in next-day funds settled through the San Francisco Clearing House or such other Clearing House as is named in the Underwriting Agreement. The Underwritten Securities will be issued as fully-registered securities registered in the name of Cede & Co., the nominee of DTC. One or more fully-registered global Preferred Securities certificates representing the aggregate number of Preferred Securities, will be issued and delivered to DTC. Time shall be of the essence: except as otherwise provided herein, delivery of the Underwritten Securities at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder, and, except as otherwise provided herein, delivery of payment at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Company hereunder. For the purpose of expediting the checking and packaging of the Underwritten Securities, the Company shall make the Underwritten Securities available for inspection by the Representative in New York, New York or at another location acceptable to the Representative, in either case not later than 2:00 P.M., local time, on the business day prior to the Delivery Date. As used herein, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

  5. COVENANTS  OF THE  TRUST  AND THE  COMPANY.   Each of  the Trust  and the
  Company jointly and severally agrees with the several Underwriters:

     (a) To furnish promptly to the Representative and to counsel for the Underwriters one signed copy of the Registration Statement as originally filed and each amendment thereto filed prior to the date hereof and relating to or covering the Underwritten Securities, and a copy of the Prospectus, including all documents incorporated therein by reference and all consents and exhibits filed therewith.

     (b) To deliver promptly to the Representative such reasonable number of the following documents as the Representative may request:
     (i) conformed copies of the Registration Statement (including exhibits) and of this Agreement, (ii) the Prospectus, and (iii) any documents incorporated by reference in the Prospectus.

     (c) To file with the Commission, during such period following the date hereof as the Prospectus is required by law to be delivered, any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company, be required by the Act or requested by the Commission.

     (d)          Prior  to  filing  with  the  Commission  during  the  period
     referred   to  in  (c)  above,  (i) any  amendment  to  the  Registration
     Statement, (ii) the Prospectus or any amendment or supplement thereto, or
     (iii) any document incorporated by reference in any of the foregoing or any amendment or supplement to such incorporated document, to furnish a copy thereof to the Representative and to counsel for the Underwriters a reasonable amount of time prior to such proposed filing and not file any such amendment or supplement to which the Representative or counsel for the Underwriters shall reasonably object unless the Company shall conclude that such amendment or supplement must be filed in accordance with applicable law; and to file the Prospectus as so supplemented pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act.

     (e)          To   advise   the   Representative   promptly  (i) when   any
     post-effective amendment to the Registration Statement relating to or covering the Underwritten Securities becomes effective, (ii) during the period referred to in (c) above, of the mailing or the delivery or EDGAR transmission to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the Exchange Act,
     (iii) of the receipt of any comments from the Commission, (iv) of any request or proposed request by the Commission for an amendment or supplement to the Registration Statement (insofar as the amendment or supplement relates to or covers the Underwritten Securities), to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any reference to or the initiation or threat of any stop order proceeding or of any challenge by the Commission to the accuracy or adequacy of any document incorporated by reference in the
     Prospectus, (vi) of receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, and (vii) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement (insofar as the Registration Statement relates to or covers the Underwritten Securities) or the Prospectus or which requires the making of a change in the Registration Statement or the
     Prospectus  in  order  to  make   any  material  statement  therein   not
     misleading.

     (f)          If,  during  the  period  referred  to  in   (c)  above,  the
     Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time.

     (g) If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, to forthwith amend or supplement the Prospectus in accordance with paragraph (d) above so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary
     in  order  to  make   the  statements  therein,  in  the  light   of  the
     circumstances existing at the time it is delivered to a purchaser, not misleading, and furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

     (h) As soon as practicable, to make generally available to its security holders and to deliver to the Representative an earnings
     statement   of  the   Company,  conforming   with  the   requirements  of
     Section 11(a) of the Act, covering a period of at least twelve months beginning after the effective date of the Registration Statement, as defined in Rule 158(c) under the Act.

     (i) During a period of five years after the date hereof, to furnish to the Representative copies of all reports and financial statements furnished by the Company to each securities exchange on which securities issued by the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

     (j) To endeavor to qualify the Underwritten Securities for offer and sale and to determine their eligibility for investment under the
     securities  laws   of  such  jurisdictions  as   the  Representative  may
     reasonably request and to continue such qualifications in effect so long as reasonably required for distribution; provided, however, that neither the Company nor the Trust shall be required to qualify to do business in any jurisdiction where it is not now qualified nor to take any other action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

     (k) To pay the costs incident to the authorization, issuance, and delivery of the Underwritten Securities; the costs incident to the preparation and filing under the Act of the Registration Statement and any amendments and exhibits thereto and the Prospectus and any amendments or supplements thereto; the costs incident to the preparation and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act; the costs of printing or reproducing and distributing the Registration Statement as originally filed and each amendment and post-effective amendment thereof (including exhibits), the Prospectus and any documents incorporated by reference in any of the foregoing documents; the costs of reproducing this Agreement; fees paid to rating agencies in connection with the rating of the Securities, including the Underwritten Securities; the fees and expenses of qualifying the Securities, including the Underwritten Securities, under the securities laws of the several jurisdictions as provided in this Paragraph and of preparing and printing a Blue Sky Memorandum and a memorandum concerning the legality of the Securities, including the Underwritten Securities, as an investment (including reasonable fees of counsel to the Underwriters in connection therewith) and all other reasonable costs and expenses incident to the performance of the Company's and the Trust's obligations under this Agreement; provided that, except as provided in this Paragraph 5(k) and in Paragraph 10 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Underwritten Securities which they may sell and the expenses of advertising any offering of the Underwritten Securities made by the Underwriters.

     (l) To use its best efforts to obtain the listing of the Underwritten Securities on the securities exchange(s), if any, set forth in the Underwriting Agreement (the "Stock Exchange") and to cause such listing to be continued so long as such listing remains commercially practicable in the reasonable judgment of the Company and to furnish from time to time any and all documents, instruments, information and undertakings that may be necessary in order to effect such listing; if the Securities are exchanged for the Debentures, the Company will use its reasonable efforts to effect the listing of the Debentures on the exchange on which the Securities were then listed.
     (m)          Until the  termination of  the offering  of the  Underwritten
     Securities,  to  timely  file  all   documents,  and  any  amendments  to
     previously filed documents, required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

     (n)          During  the   period  beginning  on   the  date  hereof   and
     continuing to the Delivery Date, not to offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any security convertible into or exchangeable into or exercisable for securities or any equity securities substantially similar to the Preferred Securities other than the Underwritten Securities to the Underwriters.

  6. INDEMNIFICATION AND CONTRIBUTION.

     (a) The Company and the Trust shall jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
     Section 20 of the Exchange Act from and against any loss, claim, damage or liability and expense whatsoever, as incurred, joint or several, and any action in respect thereof, to which that Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and such controlling person for any reasonable out-of-pocket legal and other expenses, as incurred, reasonably incurred by that Underwriter or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred; provided, however, that neither the Company nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus in reliance and based upon information furnished in writing to the Company or the Trust through the Representative by or on behalf of any Underwriter expressly for use in the Registration Statement; and provided further that as to the Prospectus, this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Underwritten Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus to that person within the time required by the Act and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact was corrected in the Prospectus, unless such failure resulted from noncompliance by the Company or the Trust with
     Paragraph  5(b)  hereof.   For  purposes of  the  second  proviso to  the
     immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in the Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company or the Trust may otherwise have to any Underwriter or controlling person.

     (b) Each Underwriter shall indemnify and hold harmless the Company and the Trust, each of their trustees, each of their directors, each of their officers who signed the Registration Statement and any person who controls the Company or the Trust within the meaning of
     Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, claim, damage or liability and expense whatsoever, as incurred, joint or several, and any action in respect thereof, to which the Company or the Trust or any such trustee, director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action, arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or arises out of, or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance and based upon information furnished in writing to the Company or the Trust through the Representative by or on behalf of that Underwriter expressly for use in the Registration Statement, and shall reimburse the Company or the Trust for any
     reasonable  out-of-pocket  legal   and  other   expenses,  as   incurred,
     reasonably incurred by the Company or any such trustee, director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or the Trust or any of their trustees, directors, officers or controlling persons.

     (c)          In   case   any  proceeding   (including   any   governmental
     investigation) shall be instituted involving any person in respect of which indemnity is applicable pursuant to either of the two preceding subparagraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party, and any others the indemnifying party may designate in such proceeding, and shall pay the reasonable fees and disbursements of such counsel related to such proceeding, but the omission so to notify such indemnifying party of any such action shall not relieve such indemnifying party from any liability which it may have to the indemnified party otherwise than on account of the indemnity agreement provided for in the two preceding subparagraphs. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such
     proceeding   (including   any  impleaded   parties)   include   both  the
     indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actually or potentially differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or
     related  proceedings   in  the  same  jurisdiction,  be  liable  for  the
     reasonable fees and expenses of more than one separate firm in addition to any local counsel for all such indemnified parties and that all such
     fees and  expenses shall be  reimbursed as they  are incurred.   Such one
     firm shall be designated in writing by the Representative in the case of parties indemnified pursuant to Paragraph 6(a) and by the Company and the Trust in the case of parties indemnified pursuant to Paragraph 6(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for under Paragraphs 6(a) or 6(b) shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the
     Underwritten Securities.   If, however, this allocation is  not permitted
     by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Company or the Trust on the one hand and the Underwriters on the other from the offering of the Underwritten Securities and the relative fault of the Company or the Trust on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Trust on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Underwritten Securities (after deducting expenses) received by the Company or the Trust bear to the total underwriting discounts and commissions received by the Underwriters with
     respect to  such offering.   The relative  fault shall  be determined  by
     reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Trust or the Underwriters, the
     intent   of  the  parties,  and  their   relative  knowledge,  access  to
     information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph 6(d) shall be deemed to include, for purposes of this Paragraph 6(d), any reasonable out-of-pocket legal or
     other  expenses   reasonably  incurred  by  such   indemnified  party  in
     connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph 6(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement
     or  omission or  alleged  omission.    No  person  guilty  of  fraudulent
     misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such
     fraudulent   misrepresentation.     The   Underwriters'   obligations  to
     contribute as provided in this Paragraph 6(d) are several in proportion to their respective underwriting obligations and not joint.

     (e)          The  agreements  contained  in  this  Paragraph  6  and   the
     representations, warranties and agreements of the Company and the Trust in Paragraph 2 and Paragraph 5 hereof shall survive the delivery of the Underwritten Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any
     investigation  made  by   or  on   behalf  of   any  indemnified   party.
     Notwithstanding the preceding sentence, in the event of any termination or cancellation of this Agreement or any failure to consummate the sale of the Underwritten Securities within the scope of Paragraph 3 hereof, such Paragraph shall control the Company's and the Trust's obligations and liabilities instead of Paragraph 5(k).

  7. TERMINATION BY THE REPRESENTATIVE. This Agreement may be terminated by the Representative, in the absolute discretion of the Representative, by written notice given to and received by the Company prior to the delivery of and any payment for the Underwritten Securities if, during the period beginning on the date hereof to and including the Delivery Date, (i) trading in the Preferred Securities shall have been suspended by the Commission or a national securities exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, and, in the reasonable judgment of a majority in interest of the Underwriters, including the Representative, such suspension or limitation in trading in the Preferred Securities or in securities generally is material and would make it impracticable to market the Underwritten Securities, (ii) a general moratorium on commercial banking activities shall have been declared by either Federal, New York, or California authorities, (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States, or, if the Underwritten Securities are to be offered or sold in any financial market outside of the United States, such foreign financial market, is such as to make it, in the reasonable judgment of the Representative, impracticable to market the Underwritten Securities, or
  (iv) there shall have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Company which materially impairs the investment quality of the Underwritten Securities.

  8. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The respective obligations of the Underwriters under the Agreement with respect to the Underwritten Securities are subject to the accuracy, on the date hereof and on the Delivery Date, of the representations and warranties of the Company and the Trust contained herein, to the performance by the Company and the Trust of its obligations hereunder, and to each of the following additional terms and conditions applicable to the Underwritten Securities:

     (a) At or before the Delivery Date, no stop order suspending the effectiveness of the Registration Statement nor any order directed to any document incorporated by reference in the Prospectus shall have been issued and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made by the Commission to the accuracy or adequacy of any document
     incorporated  by  reference  in  the  Prospectus;  any  request  of   the
     Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and after the date hereof, neither the Company nor the Trust shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus (or any document incorporated by reference therein) in violation of Paragraph 5(d) hereof.

     (b) No Underwriter shall have discovered and disclosed to the Company or the Trust on or prior to the Delivery Date that the Registration Statement or the Prospectus contains an untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements therein not misleading.

     (c) The General Counsel of the Company shall have furnished to the Representative his opinion addressed to the Underwriters and dated the Delivery Date to the effect that:

        (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Nevada.

        (ii) The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which its ownership of property or its conduct of business requires such qualification (except where the failure so to qualify would not have a material adverse effect upon the Company), and has all power and authority necessary to own its properties and conduct the business in which it is engaged as described in the Prospectus.

        (iii) The Trust is duly qualified and in good standing as a foreign company in any jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust.

        (iv) All of the issued and outstanding Common Securities of the Trust are owned of record by the Company free and clear, to the best of said counsel's knowledge, of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

        (v)    The  Declaration  has  been  duly  qualified  under  the  Trust
        Indenture Act.

        (vi) The Indenture has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery of the Indenture by the Company and the Indenture Trustee, the Indenture will be enforceable against the Company in accordance with its terms.

        (vii) Assuming due authorization, execution and delivery of the Debentures by the Company and due authorization, execution and delivery of the Indenture by the Company and the Indenture Trustee, the Debentures when executed and authenticated in accordance with the provisions of the Indenture and delivered against payment therefor, as described in the Prospectus, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable against the Company in accordance with its terms.

        (viii) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Company; the Preferred Securities Guarantee Agreement, assuming it is duly authorized, executed and delivered by the Guarantee Trustee and assuming the Preferred Securities are issued, delivered and paid for in accordance with the Underwriting Agreement and the Prospectus, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and the Preferred Securities Guarantee Agreement has been duly qualified under the Trust Indenture Act.

        (ix) The statements made in the Prospectus under the captions "Risk Factors," "Description of the Pacific Telesis Trusts' Preferred Securities," "Description of the Pacific Telesis Subordinated Debt Securities," and "Description of the Guarantees," and "Effect of Obligations Under the Subordinated Debentures and the Guarantee" insofar as such statements constitute summaries of the legal matters or documents referred to therein are accurate in all material respects; and the Declaration, the Indenture and the Preferred Securities Guarantee Agreement filed with the Commission as part of the Registration Statement complied as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder.

        (x) Neither the Company nor the Trust is, or will be, and neither the Company nor the Trust is directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

        (xi) The Underwritten Securities have been duly authorized, executed, authenticated, issued and delivered and are valid and binding obligations of the Trust entitled to the benefits of the Declaration and are enforceable in accordance with their terms.

        (xii) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, is a valid and binding obligation of the Company.

        (xiii) The Underwritten Securities, the Common Securities, the Debentures, the Declaration, the Indenture and each of the Guarantee Agreements conform as to legal matters to the statements concerning them in the Registration Statement and the Prospectus under the following (or comparable) captions: "Description of Securities" and "Plan of Distribution."

        (xiv) The Registration Statement is effective under the Act, no stop order suspending its effectiveness has been issued and, to the best of such counsel's knowledge, no proceeding for that purpose is pending or threatened by the Commission.

        (xv) No order directed to any document incorporated by reference in the Prospectus has been issued by the Commission and, to the best of such counsel's knowledge, no challenge has been made by the Commission to the accuracy or adequacy of any such document.

        (xvi) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or the Trust which is likely to materially adversely affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

        (xvii) The execution, delivery and performance of this Agreement and compliance by the Company and the Trust with the provisions of the Underwritten Securities and the Declaration, the Indenture or the Guarantees will not result in a material conflict with, or result in the creation or imposition of any lien, charge or encumbrance of a material amount upon the assets of the Company or the Trust pursuant to the terms of, or constitute a material default under, any material agreement, indenture or instrument known to such counsel, or result in a violation of the corporate charter or bylaws of the Company, or result in a material violation of any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or its property.

        (xviii) The issue and sale of the Debentures and the execution and delivery of the Guarantees by the Company in accordance with the terms of this Agreement, the Company's purchase of the Common Securities from the Trust and the Company's participation in the transactions otherwise contemplated by this Agreement have been duly and validly authorized by the necessary corporate action of the Company; and no authorization, approval, consent, certificate or order of any other state commission or regulatory authority (other than under any applicable state securities or blue sky laws, as to which said counsel need express no opinion) or of any federal commission or regulatory authority is required in respect of such issue and sale, such purchase or such participation, except (A) such as may be required under the Act or the Rules and Regulations and
        (B) the qualification of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture under the Trust Indenture Act and rules and regulations of the Commission thereunder.

        (xix) The Declaration has been duly authorized, executed and delivered by the Company, as sponsor, and has been duly executed and delivered by the Trustees.
     In giving such opinion, such counsel may rely, as to the authorization, execution and delivery of the Indenture and authentication of the Underwritten Securities by the Indenture Trustee, upon a certificate of the Indenture Trustee setting forth the facts as to such authorization, execution, delivery and authentications and such counsel may assume the due authorization execution and delivery of this Agreement by or on behalf of the Underwriters. Such counsel need not express an opinion with respect to any state or foreign securities or blue sky laws. Such counsel may limit the scope of his opinion to the law of the State of California, the general corporation law of the State of Nevada and the federal law of the United States of America.

     In connection with the opinions expressed by such counsel in response to subparagraphs (vi), (vii), (viii), (xi) and (xii) above, such counsel's opinion as to enforceability may be qualified to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, liquidation, conservatorship, readjustment of debt, moratorium or other similar laws generally affecting the enforcement of the rights of creditors, and insofar as indemnification provisions may be limited by applicable law, and that such opinion is subject to limitations imposed by applicable law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of the documents referred to in such subparagraphs whether considered in a proceeding in equity or at law and upon the availability of injunctive relief or other equitable remedies. Such counsel's opinion in response to subparagraph (viii) above is further subject, as to enforceability, to the effect of applicable court decisions, invoking statutes or principles of equity, which have held that certain covenants and provisions of agreements are unenforceable where the breach of such covenants or provisions imposes restrictions or burdens upon a borrower, and it cannot be demonstrated that the enforcement of such restrictions or burdens is necessary for the protection of the creditor, or which have held that the creditor's enforcement of such covenants or provisions under the circumstances would violate the creditor's covenants of good faith and fair dealing implied under California law; the effect of California statutes and rules of law that cannot be waived prospectively by a borrower; and the effect of California statutes and cases to the effect that a surety may be exonerated if the creditor alters the original obligation of the principal without the surety's consent, elects remedies for default that may impair the surety's subrogation rights against the principal, proceeds against the surety without first exhausting its remedies against the principal or otherwise takes action which prejudices the surety, without notification of and consent of the surety, unless such rights of the surety are validly waived.

     Such opinion shall also state that the Registration Statement and the Prospectus, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission under said Acts (except that no opinion need be expressed as to the financial statements and other financial and statistical data contained therein) and each document incorporated by reference in the Prospectus as filed under the Exchange Act complied, when so filed, as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder (except that no opinion need be expressed as to the financial statements and other financial and statistical data contained therein)

     Such opinion shall also contain a statement that such counsel has no reason to believe that (except for financial statements and other financial and statistical data contained therein as to which no opinion need be expressed) (i) the Registration Statement, when it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) either the Registration Statement or the Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein (and in the case of the Prospectus, in light of the circumstances under which they were made) not misleading on the date of this Agreement or on the Delivery Date.

     (d)          Skadden,  Arps,   Slate,  Meagher &  Flom,  special  Delaware
     counsel for the Company, shall have furnished to the Representative their opinion addressed to the Underwriters and dated as of the Delivery Date, to the effect that:
        (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Deleware with respect to the creation and valid existence of the Trust as a business trust have been made; under the Delaware Act and the Declaration, the Trust has all necessary power and authority to own property and to conduct its business as described in the Prospectus.

        (ii) The Declaration is a valid and binding obligation of the Company and the Regular Trustees enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

        (iii) The Preferred Securities have been duly authorized for issuance and, subject to the qualification set forth below, when issued, delivered and paid for in accordance with the Underwriting Agreement, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware and the issuance of the Preferred Securities is not subject to preemptive or other similar rights under the Delaware Act or the Declaration. We bring to your attention that the holders of Preferred Securities may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred Securities and the issuance of replacement Preferred Securities, and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

        (iv) The execution, delivery and performance by the Trust of the Underwriting Agreement have been duly authorized by all necessary actions of the Trust.

     (e) The Company shall have furnished to the Representative on the Delivery Date (i) certificates, dated the Delivery Date, of its Chairman of the Board, Vice Chairman, President, an Executive Vice President or a Vice President and its respective Treasurer or an Assistant Treasurer and (ii) a certificate, dated the Delivery Date, of a Trustee of the Trust, in each case in which such officers shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of the Company and the Trust, as the case may be, in Paragraph 2 hereof are true and correct as of the Delivery Date with the same effect as if made on the Delivery Date, the Company and the Trust, as the case may be, have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date, that no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for that purpose are pending or are threatened by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Company and any of its subsidiaries, taken as a whole, except as set forth in or contemplated by the Prospectus.

     (f) At the Delivery Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the
     representations  or  warranties,  or  the  fulfillment   of  any  of  the
     conditions, herein contained; and all proceedings taken by the Company and the Trust, in connection with the issuance and sale of the Preferred Securities as herein contemplated shall be reasonably satisfactory in
     form  and   substance  to   the  Representative   and  counsel   for  the
     Underwriters.

     (g) The Company shall have furnished to the Representative a letter of Coopers & Lybrand, L.L.P., addressed to the Board of Directors of the Company and the Underwriters and dated the Delivery Date, to the effect that:

        (i) they are independent public accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the Rules and Regulations; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles;

        (ii) in their opinion, the consolidated financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the related published rules and regulations thereunder; and if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the condensed consolidated interim financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representative;

        (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that:

        (A)       the   unaudited   consolidated   financial   statements   and
        supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and
        Regulations  or  are  not  presented   in  conformity  with  generally
        accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement;

        (B) the unaudited amounts of revenues, net income and net income per share set forth under "Pacific Telesis Group Summary Financial Information" in the Prospectus were not determined on a basis
        substantially   consistent  with   that   used   in  determining   the
        corresponding amounts in the audited financial statements included in the Registration Statement; or

        (C) at a specified date not more than five days prior to Delivery Date, there has been any change in the capital stock of the
        Company or  any increase  in the  consolidated long-term  debt of  the
        Company or any decrease in consolidated net current assets or net assets as compared with the amounts shown on the date of the most recent consolidated balance sheet included in or incorporated by reference in the Registration Statement and the Prospectus during the period from the date of the most recent consolidated balance sheet
        included  in  or   incorporated  by  reference  in   the  Registration
        Statement and the Prospectus to a specified date not more than five days prior to the Delivery Date, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, net income or net income per share of the Company and its subsidiaries except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and

        (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and
        Prospectus, or incorporated therein by reference, and which are specified by the Representative, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

     (h) Pillsbury Madison & Sutro, as counsel for the Underwriters, shall have furnished to the Representative on the Delivery Date such opinions with respect to the validity of the Underwritten Securities and with respect to the Registration Statement, the Prospectus, and other, related matters as the Representative may reasonably require. In giving such opinion such counsel may rely, as to all materials governed by the laws of jurisdictions other than the law of the State of California, the Federal law of the United States and Delaware General Corporation Law upon the opinions of counsel reasonably satisfactory to the Underwriters.

     (i) Pepper, Hamilton & Scheetz, as counsel for The First National Bank of Chicago, as Property Trustee under the Declaration, Guarantee Trustee under the Preferred Securities Guarantee Agreement, shall have furnished to the Representative their opinion addressed to the Underwriters and dated the Delivery Date, to the effect that:

        (i) The First National Bank of Chicago is a national banking association duly organized and validly existing in good standing under the laws of the United States of America.

        (ii) the Property Trustee has full power, authority and legal right to execute, deliver and perform its obligations under the terms of the Declaration and the Preferred Securities Guarantee Agreement;

        (iii)    the  execution,  delivery  and  performance  by  the Property
        Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Guarantee Trustee, respectively. The Declaration and the Preferred Securities Guarantee Agreement have been duly executed and delivered by the Property Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium and other similar laws affecting the rights of creditors generally as from time to time in effect, general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and considerations of public policy or the effect of applicable law relating to fiduciary duties;

        (iv) the execution, delivery and performance of the Declaration and the Preferred Securities Guarantee Agreement by the Property Trustee and the Guarantee Trustee, respectively, does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee and the Guarantee Trustee, respectively; and

        (v) no consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Illinois or the United States of America governing the banking or trust powers of The First National Bank of Chicago is required for the execution, delivery or performance by the Property Trustee and the Guarantee Trustee of the Declaration and the Preferred Securities Guarantee Agreement.

     (j) The Underwritten Securities shall have been accepted for listing on the Stock Exchange, if the Prospectus states that the Underwritten Securities will be so listed, subject to official notice of issuance.

     (k) If the Prospectus contains a discussion of federal taxation issues with respect to the Underwritten Securities, the Company shall have furnished to the Representative a letter of United States tax counsel addressed to the Underwriters and dated the Delivery Date to the effect that (i) the Underwriters may rely on the opinion of such counsel filed as an exhibit to the Registration Statement to the same extent as though it were dated the date of such letter authorizing reliance;
     (ii) such counsel has reviewed the other statements in the Prospectus under the caption "United States Federal Income Tax Matters" and, insofar as they are, or refer to, statements of United States law or legal conclusions, such statements are accurate in all material respects; (iii) for federal income tax purposes (A) the Debentures will constitute indebtedness of the Company and (B) the Debentures will be treated as issued with "original issue discount" ("OID") and such OID on the Debentures will be deductible by the Company on an economic accrual basis in accordance with section 163(e)(1) of the Internal Revenue Code of 1986, as amended, and Treasury Regulation section 1.163-4(a)(1); and (iv)

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     under current law, the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; accordingly, for United States federal income tax
     purposes,  each   holder  of  Preferred  Securities   generally  will  be
     considered the owner of an undivided interest in the Debentures, and each holder will be required to include in its gross income any original issue discount accrued with respect to its allocable share of the Debentures.

     (l) (i) Between the date hereof and the Delivery Date, there shall have been no decrease in the prevailing ratings of any of the outstanding debt securities issued or guaranteed by the Company or of the Preferred Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) and (ii) such organization shall have not publicly announced between the date hereof and the Delivery Date that it has under surveillance or review, with possible negative implications that constitute a worsening of the status prevailing at the date hereof, its rating of any of the debt securities issued or guaranteed by the Company or of the Preferred Securities, where such public announcement is such as to make it, in the reasonable judgment of the Representative, impracticable to market the Underwritten Securities.

  In case any of the conditions specified above in this Paragraph 8 shall not have been fulfilled on the Delivery Date, this Agreement may be terminated by the Representative by delivering written notice of termination to the Company. Any such termination shall be without liability of any party to any other party except to the extent provided in Paragraphs 5, 6 and 10 hereof.

  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representative.

  9. CONDITIONS  TO  THE  OBLIGATIONS OF  THE  COMPANY  AND  THE  TRUST.   The
  obligations of the Company and the Trust to sell and deliver the Underwritten Securities are subject to the following conditions precedent: at or before the Delivery Date, no stop order suspending the effectiveness of the Registration Statement nor any order directed to any document incorporated by reference in the Prospectus shall have been issued, and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made by the Commission to the accuracy or adequacy of any document incorporated by reference in the Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

  In case any of the conditions specified above in this Paragraph 9 shall not have been fulfilled on the Delivery Date, this Agreement may be terminated by the Company by delivering written notice of termination to the Representative. Any such termination shall be without liability of any party to any other party except to the extent provided in Paragraphs 5, 6 and 10 hereof.

  10. THE COMPANY'S OR THE TRUST'S FAILURE TO CONSUMMATE SALE. If the sale of the Underwritten Securities provided for in this Agreement is not consummated by reason of any failure, refusal or inability on the part of the Company or the Trust to perform any agreement on its part to be performed (except for any failure so to perform on the part of the Company or the Trust engendered by a failure, refusal or inability on the part of any Underwriter to perform any agreement on their part to be performed) or the failure of any condition set forth in Paragraph 8 (except for any such failure engendered by any Underwriter), the Company will reimburse the Underwriters (a) such reasonable out-of-pocket disbursements not exceeding $45,000 (or such other amount as may be specified in the Underwriting Agreement) as shall have been reasonably incurred by the Underwriters in connection with their investigation, marketing and preparing to market the Underwritten Securities, and (b) for the reasonable fees and expenses of their counsel, and, upon such reimbursement, the Company shall have no further liability to the Underwriters except as provided in Paragraph 6.

  11. NOTICES. The Company and the Trust shall be entitled to act and rely upon any request, consent, notice or agreement by, or on behalf of, the Representative. Any notice by the Company and the Trust to the Underwriters shall be sufficient if given in writing or by telegraph addressed to the Representative at its address set forth in the Underwriting Agreement and

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  any  notice  by the  Underwriters  to the  Company  and the  Trust  shall be sufficient if given in writing or by telegraph addressed to the Company or the Trust at 130 Kearny Street, San Francisco, California 94108, Attention:
  Executive Vice President and CFO, Pacific Telesis Group.

  12. SUCCESSORS. This Agreement shall be binding upon the Underwriters, the Company, the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Trust contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act or
  Section 20 of the Exchange Act, and (b) the indemnity agreement of the Underwriters contained in Paragraph 6 hereof shall be deemed to be for the benefit of trustees, directors and officers of the Company and the Trust, who have signed the Registration Statement and any person controlling the Company or the Trust. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Paragraph 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. The term "successors" shall not include any purchaser of the Underwritten Securities merely because of such purchase.

  13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.




















































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